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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 30, 2000



                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



          TENNESSEE                   000-27694               62-1201561
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)        Identification Number)

           3800 FOREST HILL-IRENE, SUITE 100, MEMPHIS, TENNESSEE       38125
                  (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (901) 754-6577

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 30, 2000, SCB Computer Technology, Inc. ("SCB") appointed BDO Seidman, LLP ("BDO") as its independent auditor for the purpose of auditing SCB's financial statements for the fiscal year ended April 30, 2000. SCB's engagement of BDO as its independent auditor follows the resignation of Ernst & Young LLP on April 10, 2000, which SCB disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2000.

ITEM 5.  OTHER EVENTS

On July 3, 2000, SCB issued a press release (a) announcing that it will restate its financial statements for the fiscal years ended April 30, 1998 and 1999, and the first three quarters of the fiscal year ended April 30, 2000, (b) providing guidance as to SCB's results for the fourth quarter and fiscal year ended April 30, 2000, (c) announcing the appointment of BDO as its independent auditor for the purpose of auditing SCB's financial statements for the fiscal year ended April 30, 2000, and (d) providing updated information regarding certain operational matters. A copy of the press release is filed as Exhibit 20 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:



Exhibit
Number                               Description
------                               -----------

  20              Press release issued by SCB Computer Technology, Inc., on
                  July 3, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 3, 2000

                                              SCB COMPUTER TECHNOLOGY, INC.



                                              By: /s/ Michael J. Boling
                                                 -------------------------------
                                                       Michael J. Boling
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number                                          Description
------                                          -----------
   20             Press release issued by SCB Computer Technology, Inc., on July
                  3, 2000.